                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
         SPIROS DEVELOPMENT CORPORATION II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                       [LOGO]



                      SPIROS DEVELOPMENT CORPORATION II, INC.
                                7475 LUSK BOULEVARD
                            SAN DIEGO, CALIFORNIA  92121



                                   April 9, 1998



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Spiros Development Corporation II, Inc., which will be held at the offices of the Company, 7475 Lusk Blvd., San Diego, California, on May 20, 1998 at 10:00 a.m.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

     In order for us to have an efficient meeting, please sign, date and return the enclosed proxy promptly in the accompanying reply envelope. If you are able to attend the Annual Meeting and wish to change your proxy vote, you may do so simply by voting in person at the Annual Meeting.

     We look forward to seeing you at the Annual Meeting.

                              Sincerely,


                              /s/ DAVID S. KABAKOFF

                              DAVID S. KABAKOFF
                              CHAIRMAN, PRESIDENT AND
                              CHIEF EXECUTIVE OFFICER



-------------------------------------------------------------------------------
                               YOUR VOTE IS IMPORTANT

     In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope. No postage need be affixed if mailed in the United States.
-------------------------------------------------------------------------------

                                        [LOGO]



                       SPIROS DEVELOPMENT CORPORATION II, INC.
                                 7475 LUSK BOULEVARD
                             SAN DIEGO, CALIFORNIA 92121

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                    APRIL 9, 1998

     The Annual Meeting (the "Annual Meeting") of Stockholders of Spiros Development Corporation II, Inc. (the "Company") will be held at the offices of the Company, 7475 Lusk Blvd., San Diego, California, on Wednesday, May 20, 1998 at 10:00 a.m., for the following purposes:

     1(a). To elect three (3) directors, by holders of the Company's Callable Common Stock, voting as a separate class, to serve a one-year term to expire at the 1999 Annual Meeting of Stockholders.

     1(b). To elect two (2) directors, by holders of the Company's Special Common Stock, voting as a separate class, to serve a one-year term to expire at the 1999 Annual Meeting of Stockholders.

     2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

     3. To transact any other business which may properly come before the meeting or any adjournment(s) thereof.

     Stockholders of record at the close of business on March 23, 1998 will be entitled to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company. Whether or not you plan to attend the meeting in person, please sign, date and return the enclosed proxy in the reply envelope provided. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy will assist us in preparing for the Annual Meeting.

                              By Order of the Board of Directors

                              /s/ Mitchell R. Woodbury

Dated:  April 9, 1998         MITCHELL R. WOODBURY
                              SECRETARY

                       SPIROS DEVELOPMENT CORPORATION II, INC.
                                   PROXY STATEMENT

                            ANNUAL MEETING OF STOCKHOLDERS
                               TO BE HELD MAY 20, 1998

     These proxy materials and the enclosed proxy card are being mailed in connection with the solicitation of proxies by the Board of Directors of Spiros Development Corporation II, Inc., a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m. on May 20, 1998 and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders of record beginning on approximately April 9, 1998.

     The mailing address of the principal executive office of the Company is 7475 Lusk Blvd., San Diego, California 92121.

                                 PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

                           VOTING RIGHTS AND SOLICITATION

     Any stockholder executing a proxy has the power to revoke it at any time before it is voted by delivering written notice of such revocation to the Secretary of the Company before the Annual Meeting or by properly executing and delivering a proxy bearing a later date. Proxies may also be revoked by any stockholder present at the Annual Meeting who elects to vote his or her shares in person. The cost of soliciting proxies will be paid by the Company and may include reimbursement paid to brokerage firms and others for their expense in forwarding solicitation material. Solicitation will be made primarily through the use of the mail, but officers or agents of the Company may, without additional remuneration, solicit proxies personally by telephone, telegram, or facsimile.

     The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as March 23, 1998 (the "Record Date"). At the close of business on the Record Date, the Company had 6,325,000 outstanding shares of callable common stock, par value $.001 per share (the "Callable Common Stock"), and 1,000 outstanding shares of special common stock, par value $1.00 per share (the "Special Common Stock"). Holders of Callable Common Stock are entitled, generally, to one vote on matters brought before the Annual Meeting for each share of Callable Common Stock held on the record date, except where the holder of Special Common Stock elects two directors as a separate class. The holder of Special Common Stock is entitled to vote only as required by law or in connection with the election of two directors, and in such instances, the holder of Special Common Stock is entitled to one vote for each share of Special Common Stock held on the record date. At the 1998 Annual Meeting, the Callable Common Stock will elect three directors and the Special Common Stock will elect two directors. Cumulative voting is not permitted. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For purposes of determining the number of shares voting on a particular proposal, abstentions are counted as shares voting, whereas broker non-votes are not counted as shares voting. Thus, broker non-votes can have the effect of preventing approval of certain proposals where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. The Callable Common Stock trades on the Nasdaq National Market as a component of Units consisting of one share of Callable Common Stock and one warrant to purchase one-fourth of one share of common stock of Dura Pharmaceuticals, Inc. ("Dura"). Dura is the holder of all of the outstanding Special Common Stock. ChaseMellon Shareholder Services, the Company's transfer agent, will tabulate the votes.

     On the Record Date, directors and executive officers of the Company may be deemed to be beneficial owners of an aggregate of 14,910 shares of Callable Common Stock constituting less than 1% of the Callable Common Stock outstanding and entitled to vote at the Annual Meeting. In addition, two directors of the Company may be deemed to be beneficial owners of all of the outstanding shares of the Special Common Stock. Such directors and officers have indicated to the Company that each such person intends to vote or direct the vote of all shares of Callable Common Stock and Special Common Stock held or owned by each such person, or over which such person has voting control, in favor of all proposals. Other than the election of two directors by the holder of Special Common Stock, voting as a separate class, the approval of the proposals is not assured. See "Principal Stockholders" and "Security Ownership of Management."


                                     PROPOSAL 1

                               ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of five members. All of the nominees are now serving as directors of the Company. The Company's Amended and Restated Certificate of Incorporation gives the holder of Special Common Stock, voting as a separate class, the right to elect two directors. This right continues until Dura exercises its option to purchase all of the Callable Common Stock (the "Purchase Option") or the Purchase Option expires or terminates according to its terms. Therefore, the holders of the Callable Common Stock, voting as a separate class, will elect three directors at the 1998 Annual Meeting. The two candidates receiving the highest number of affirmative votes by the holder of Special Common Stock will be elected directors of the Company, and the three candidates receiving the highest number of affirmative votes by the holders of Callable Common Stock will be elected directors of the Company

     The proxy received by the proxyholders from the holder of Special Common Stock cannot be voted for more than two directors and, unless otherwise indicated, will be voted for the election of the nominees named below to be elected solely by the Special Common Stock. The proxies received by the proxyholders from the holders of Callable Common Stock cannot be voted for more than three directors and, unless otherwise indicated, will be voted for the election of the nominees named below to be elected solely by the Callable Common Stock. Each person nominated for election has agreed to stand for election to hold office for a term of one year, expiring at the Annual Meeting of Stockholders in 1999, or until a successor is elected and has qualified. If, however, any of those named are unable to serve, or for good cause decline to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. The Board of Directors is not aware of any circumstances that would render any nominee unavailable for election.

                   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       A VOTE FOR THE NOMINEES LISTED HEREIN.

NOMINEES FOR ELECTION BY THE CALLABLE COMMON STOCK

     Sol Lizerbram, RPh., D.O., 51, is a co-founder of FPA Medical Management, Inc. ("FPA"), a physician practice management company, and has served as Chairman of the Board of Directors of FPA since 1986. As a graduate of Long Island University, School of Pharmacy, Dr. Lizerbram received a degree in pharmacy in 1970 and was licensed as a registered pharmacist in the states of New York and Pennsylvania. He later obtained his medical degree from the Philadelphia College of Osteopathic Medicine in 1977. He was first elected director of the Company in February 1998 and currently serves as a member of the Company's Audit Committee.

     Alain B. Schreiber, M.D., 42, has served as President and Chief Executive Officer and a director of Vical, Inc. ("Vical"), a pharmaceutical company, since 1992. Prior to joining Vical, Dr. Schreiber held various executive level positions at Rhone-Poulenc Rorer Inc., a pharmaceutical company, from 1985 to 1992, including Senior Vice President of Discovery Research. From 1982 to 1985, he served as Biochemistry Department Head at Syntex Research. Dr. Schreiber was first elected director of the Company in February 1998 and currently serves as a member of the Company's Audit Committee.

     Robert S. Whitehead, 48, currently serves as Chairman and Chief Executive Officer of Trega Biosciences, Inc. ("Trega"), a biopharmaceutical company. He joined Trega in 1993 as President and Chief Executive Officer. From 1992 to 1993, Mr. Whitehead was Senior Vice President, Commercial Operations, of Solvay Pharmaceuticals. He was previously with Searle Pharmaceuticals and over a 13-year period held several positions, including President and General Manager, Searle Canada. Mr. Whitehead was first elected director of the Company in February 1998 and currently serves as a member of the Company's Audit Committee.

NOMINEES FOR ELECTION BY THE SPECIAL COMMON STOCK

     Cam L. Garner, 50, has served as the President and Chief Executive Officer of Dura, a specialty respiratory pharmaceutical company, since 1990 and as Chairman of the Board of Dura since 1995. He joined Dura in 1989 as Executive Vice President. From 1987 to 1989, he served as President of Syntro Corporation, a biotechnology company. He has served as a director of the Company since its formation in September 1997. Mr. Garner currently serves as a director of Dura, Safeskin Corporation, a manufacturer of medical supplies, CardioDynamics International Corporation, a manufacturer of medical devices, and Trega.

     David S. Kabakoff, Ph.D., 50, has served as a director, Chairman, President and Chief Executive Officer of the Company since its formation in September 1997. Dr. Kabakoff has also served as a director and Executive Vice President of Dura since 1996. From 1989 to 1996, Dr. Kabakoff was employed by Corvas International, Inc., a biopharmaceutical company, and served in a number of capacities during that time period, including Chief Executive Officer, President, Chief Operating Officer and Chairman of the Board. Dr. Kabakoff received a Ph.D. in Organic Chemistry from Yale University and a B.A. in Chemistry from Case Western Reserve University.

BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors met one time during the fiscal year ended December 31, 1997 and took action by unanimous written consent a total of eight times. Each director attended at least 75% of the aggregate of (i) the total meetings of the Board of Directors (held during the period for which he has been a director) and (ii) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

     The Company does not have a standing Compensation Committee or Nominating Committee as all matters are considered by the full Board of Directors. The Company has a standing Audit Committee currently composed of the following three non-employee directors: Drs. Lizerbram and Schreiber and Mr. Whitehead. The Audit Committee was formed and held its initial meeting in February 1998. The Audit Committee assists in selecting the independent auditors, designating services they are to perform and maintaining effective communication with those auditors.


                                     PROPOSAL 2

               RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company is asking the stockholders to ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 1998. In the event that the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and the stockholders' best interest.

     A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to questions and will have the opportunity to make a statement if he or she desires to do so.

     The affirmative vote of the holders of a majority of the Callable Common Stock represented and voting at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
            THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP
                      AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                               PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the ownership of Callable Common Stock and Special Common Stock as of March 15, 1998, for each person known to the Company to be the beneficial owner of more than five percent of the Callable Common Stock or the Special Common Stock.


                                                         Shares Beneficially Owned
                                                         -------------------------
                           Name and Address
 Title of  Class          of Beneficial Owner            Number (1)     Percent (2)
-----------------        --------------------            ----------     ----------

 Callable         Dura Pharmaceuticals, Inc. (3)         6,325,000          100%
 Common Stock     7475 Lusk Blvd.
                  San Diego, California  92121

 Callable         Elan International Services, Ltd. (4)    937,500         14.8%
 Common Stock
                  102 St. James Court
                  Flatts, Smiths FL04
                  Bermuda

 Callable         Funds managed by Farallon Partners,      678,300         10.7%
 Common Stock     L.L.C. (5)
                  One Maritime Plaza, Suite 1325
                  San Francisco, California  94111

 Callable         Lehman Brothers Holdings Inc. (6)        415,000          6.6%
 Common Stock     3 World Financial Center, 24th
                  Floor
                  New York, New York 10285

 Callable         HBK Investments L.P. (7)                 352,000          5.6%
 Common Stock     777 Main Street, Suite 2750
                  Fort Worth, Texas 76102

 Special          Dura Pharmaceuticals, Inc. (3)             1,000          100%
 Common Stock     7475 Lusk Blvd.
                  San Diego, California 92121


-------------------------

(1) Except as indicated in the footnotes to this table, the entities named in the table have sole voting and investment power with respect to all shares of Callable Common Stock or Special Common Stock shown as beneficially owned by them.
(2)  Percentage of ownership is calculated pursuant to SEC Rule 13d-3(d)(1).
(3) Pursuant to Schedule 13D dated December 31, 1997 and filed January 2, 1998. Dura holds beneficially and of record all shares of Special Common Stock. Dura is also deemed, under the rules and regulations of the SEC, to be the beneficial owner of all of the outstanding shares of Callable Common Stock of the Company by virtue of its Purchase Option to acquire all of the Callable Common Stock of the Company. Mr. Garner and Dr. Kabakoff, directors of the Company, are directors and officers of Dura. See "Proposal 1 -- Election of Directors -- Nominees for Election by the Special Common Stock" and "Certain Relationships and Related Transactions."
(4)  Pursuant to Schedule 13D dated and filed March 12, 1998.
(5) Pursuant to Amendment No. 3 to Schedule 13D dated and filed March 9, 1998. Such entities reported shared voting and dispositive power over the shares, and certain affiliates disclaim beneficial ownership.
(6)  Pursuant to Schedule 13G dated December 31, 1997 and filed February 17,
     1998.
(7) Pursuant to Schedule 13G dated and filed March 12, 1998 by HBK Investments L.P. and HBK Finance L.P. HBK Investments L.P. reported sole voting and dispositive power over 228,800 shares, and both entities reported shared voting and dispositive power over 123,200 shares.

                           SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of Callable Common Stock and Special Common Stock as of March 15, 1998, by each director and nominee, by the Company's Chairman, President and Chief Executive Officer and by the other executive officer of the Company (collectively, the "Named Executive Officers"), and by directors and executive officers as a group. The address for each beneficial owner listed below is 7475 Lusk Blvd., San Diego, California 92121.


                                                   Shares Beneficially Owned
                                                 ----------------------------
                     Name and Address
  Title of Class   of Beneficial Owner           Number (1)        Percent (2)
----------------   -------------------           ----------        -----------
 Callable         Cam L. Garner                      6,250              *
 Common Stock

 Callable         David S. Kabakoff                  8,660              *
 Common Stock

 Callable         Sol Lizerbram                           0             *
 Common Stock

 Callable         Erle T. Mast                            0             *
 Common Stock

 Callable         Alain B. Schreiber                      0             *
 Common Stock

 Callable         Robert S. Whitehead                     0             *
 Common Stock

 Callable         Directors and                    14,910               *
 Common Stock     executive officers as
                  a group
                  (6 persons)

 Special          Cam L. Garner (3)                 1,000              100%
 Common Stock

 Special          David S. Kabakoff (3)             1,000              100%
 Common Stock

 Special          Directors and                     1,000              100%
 Common Stock     executive
                  officers as a group
                  (6 persons) (4)


-------------------------------

*Less than 1%
(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Callable Common Stock or Special Common Stock shown as beneficially owned by them, subject to community property laws, where applicable.
(2)  Percentage of ownership is calculated pursuant to SEC Rule 13d-3(d)(1).
(3) Includes 1,000 shares beneficially owned by Dura. Mr. Garner is Chairman, President and Chief Executive Officer of Dura. Dr. Kabakoff is Executive Vice President and a director of Dura. Mr. Garner and Dr. Kabakoff may be deemed to be the beneficial owners of such shares as that term is defined under the federal securities regulations; Mr. Garner and Dr. Kabakoff disclaim beneficial ownership of these shares.
(4) Includes shares described in footnote 3 above owned by an affiliate of certain of the Company's directors.

                                 EXECUTIVE OFFICERS

     The Company's executive officers as of March 15, 1998 are:


     Name                Age     Position Held With the Company
     -----               ---     -------------------------------
     David S. Kabakoff   50     Chairman, President, Chief Executive Officer and director

     Erle T. Mast        35     Vice President and Chief Financial Officer




     Dr. Kabakoff is a director of the Company. See "Election of Directors -- Nominees for Election by the Special Common Stock" for a discussion of his business experience.

     Erle T. Mast has served as Vice President and Chief Financial Officer of the Company since its formation in September 1997. Mr. Mast also has served as Vice President, Finance of Dura since February 1997. From 1984 through 1997, Mr. Mast served in various positions at Deloitte & Touche LLP, an accounting and consulting firm, most recently as a partner, where he specialized in providing accounting, auditing and business consulting services to companies in various industries, including the healthcare and life science industries. He has been a Certified Public Accountant in California since 1986. Mr. Mast received a B.A. in Business Administration from California State University at Bakersfield.



                    EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides certain summary information concerning compensation earned by the Named Executive Officers of the Company for services rendered in all capacities to the Company for fiscal year ended December 31, 1997. The Company was formed in September 1997. The Company's Named Executive Officers are also employees of Dura and, except as set forth in the table, received no other compensation from the Company.


                                                   SUMMARY COMPENSATION TABLE
                                                  ---------------------------

                                                                                                  Long-Term
                                                                                                 Compensation
                                                       Annual Compensation                          Awards
                                                      --------------------                      --------------
                                                                                                  Number of
                                                                                                  Securities
      Name and                                                           Other Annual             Underlying        All Other
 Principal Position               Year      Salary         Bonus         Compensation            Options/SARs     Compensation
--------------------              ----      ------         -----         -------------          -------------     ------------
David S. Kabakoff                 1997        $0            $0                $0                    71,000                $0
Chairman, President and
Chief Executive Officer

Erle T. Mast                      1997        $0            $0                $0                    22,000                $0
Vice President and Chief
Financial Officer



STOCK OPTIONS

     The following table contains information concerning the grant of stock options under the Company's 1997 Stock Option Plan (the "Option Plan") to the Company's Named Executive Officers. No stock appreciation rights ("SARs") were granted under the Option Plan to the Company's Named Executive Officers in the fiscal year ended December 31, 1997.


                                                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                                    --------------------------------------

                                           INDIVIDUAL GRANTS
--------------------------------------------------------------------------------------------------
                                                                                                         Potential Realizable
                             Number of                                                                     Value at Assumed
                             Securities       Percent of                                                 Annual Rates of Stock
                             Underlying          Total                                                   Price Appreciation for
                              Options/       Options/SARs       Exercise or                                    Option Term
                                SARs          Granted in         Base Price        Expiration        ----------------------------
       Name                  Granted (1)       Fiscal Year      ($/Share) (2)        Date (3)         5% (4)              10% (4)
-------------------         -------------    --------------     -------------      -----------       ----------------------------
 David S. Kabakoff             71,000            12.9%             $14.00           12-16-07          $625,121         $1,584,180


 Erle T. Mast                  22,000             4.0%             $14.00           12-16-07          $193,700         $  490,873






-------------------------

(1) Each option becomes exercisable five years following the grant date. The option vesting accelerates in the event Dura exercises its Purchase Option to acquire all of the Callable Common Stock of the Company. The Option Plan also provides for acceleration of outstanding options in the event of certain corporate transactions, including a merger, sale or change of control.
(2) The exercise price per share of options granted represented the fair market value of the underlying shares of Callable Common Stock on the date of grant as determined by the Board of Directors. The exercise price may be paid in cash or in shares of Callable Common Stock valued at fair market value on the exercise date, or through a same-day sale program without any cash outlay by the optionee.
(3) Each option has a term of ten years from the grant date. Options which expire 12-16-07 were granted 12-16-97.
(4) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Callable Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES AND HOLDINGS

     The following table provides information, with respect to the Company's Named Executive Officers, concerning unexercised options held as of December 31, 1997. No options were exercised during the 1997 fiscal year.


                                         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                AND FISCAL YEAR-END OPTION/SAR VALUES
                                                --------------------------------------
                                                                 Number of Securities                   Value of Unexercised
                                                                Underlying Unexercised                      in-the-Money
                              Shares                               Options/SARs at                         Options/SARs at
                             Acquired                              December 31, 1997                    December 31, 1997 (1)
                                Upon         Value         --------------------------------       -------------------------------
            Name              Exercise      Realized       Exercisable        Unexercisable       Exercisable       Unexercisable
           ------            ----------     --------       -----------        -------------       -----------       -------------
  David S. Kabakoff              0             $0               0                 71,000               $0              $80,230

  Erle T. Mast                   0             $0               0                 22,000               $0              $24,860



-----------------------------

(1) Value is defined as market price of the Company's Callable Common Stock at fiscal year end less exercise price. The Callable Common Stock trades on the Nasdaq National Market as a component of Units, and the Unit market price at December 31, 1997 was $17.13 per share. The Company believes the fair market value of the Callable Common Stock at December 31, 1997 was $15.13 per share.


DIRECTOR COMPENSATION

      The Company does not presently pay fees to its directors, other than reimbursement for their out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees. In addition, directors may receive options under the Option Plan in connection with their service on the Board of Directors, as determined at the discretion of the Board of Directors. In December 1997, Mr. Garner and Dr. Kabakoff were granted options to purchase 87,000 and 71,000 shares, respectively, of Callable Common Stock at $14.00 per share, the fair market value of the underlying shares on the date of grant.


EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     The Company has not entered into any employment contracts and/or change of control agreements.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company does not have a standing Compensation Committee as all matters are considered by the full Board of Directors. The Company has no insider relationships reportable pursuant to this item.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH INCLUDED HEREIN SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.




BOARD REPORT ON EXECUTIVE COMPENSATION

               The Company's executive officers, who along with others provide services to the Company pursuant to certain operating agreements with Dura, are employees of and are provided base salaries and incentive compensation exclusively by Dura.

               With respect to compensation paid to the Company's executive officers, the primary focus of the Board of Directors (there is no Compensation Committee) is to provide long-term incentive compensation in the form of grants of options to purchase Callable Common Stock of the Company. The grants are designed to consistently align the interests of each executive officer with those of the stockholders and to provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the officer to acquire shares of the Company's Callable Common Stock at a fixed price (the fair market value on the grant date), but no such options are exercisable for a period of five years from the date of grant, unless in the interim Dura exercises in full its option to purchase all of the Company's Callable Common Stock. Such provision is designed in part to encourage the continuation of the executive officers' services over the long term.


                                           THE BOARD OF DIRECTORS

                                                    CAM L. GARNER
                                                DAVID S. KABAKOFF
                                                    SOL LIZERBRAM
                                               ALAIN B. SCHREIBER
                                              ROBERT S. WHITEHEAD

PERFORMANCE GRAPH

     The Company's Callable Common Stock trades on the Nasdaq National Market as a component of Units, each Unit consisting of one share of Callable Common Stock and one warrant to purchase one-fourth of one share of common stock of Dura.
The following graph compares total stockholder returns on the Units since December 1997 when the Company became a reporting company under the Exchange Act, to the Nasdaq Stock Market (the "NASDAQ Index") and to a peer group comprised of companies included in the NASDAQ Pharmaceutical Index. The graph is constructed on the assumption that $100 was invested on December 17, 1997 (the date trading of the Units commenced on a when-issued basis) in each (a) the Units, (b) the NASDAQ Index, and (c) the NASDAQ Pharmaceutical Index, and that all dividends were reinvested, although dividends have not been declared on the Callable Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance, and the Company will not make or endorse any predictions as to future stockholder returns.

     The Callable Common Stock is not separately tradeable apart from the Units prior to December 31, 1999 or upon the earlier occurrence of certain events. Market value in the following graph is the market value of the Units. There is no quoted market value for the shares of Callable Common Stock apart from the Units.

                                                  NASDAQ
                                                 Pharmace
                                    NASDAQ        Utical
                    Spiros          Index         Index
                    ------         -------       -------
12/17/97                100             100          100
12/31/97            $ 97.86         $101.56      $100.79
 1/30/98            $101.79         $104.82      $ 99.82
 2/27/98            $ 82.86         $114.67      $103.10

                   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Officers and directors of the Company are indemnified pursuant to certain provisions of the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation and Bylaws to the fullest extent permitted under Delaware law, in addition to Indemnification Agreements in effect between the Company and its officers and directors.

CERTAIN BUSINESS RELATIONSHIPS

     Dr. Kabakoff currently serves as a director and Executive Vice President of Dura, and Mr. Garner serves as a director, Chairman, President and Chief Executive Officer of Dura. Pursuant to various agreements, the Company has engaged Dura to develop certain products to which the Company has rights, for use with Spiros-Registered Trademark-, a proprietary dry powder pulmonary drug delivery system. For the period September 23, 1997 (date of incorporation) through December 31, 1997, the Company incurred research and development expenses of $7,040,000 and administrative expenses of $106,000 for activities conducted under the agreements with Dura.

     Dura's Purchase Option entitles it to purchase all, but not less than all, of the Callable Common Stock of the Company. The Purchase Option is exercisable at any time before December 31, 2002 (which exercise period may be shortened or lengthened in certain circumstances). If the Purchase Option is exercised, the per share exercise price will be $24.01 through December 31, 1999, increasing on a quarterly basis to $45.95 per share through December 31, 2002. The Purchase Option exercise price may be paid in cash or shares of Dura common stock, or any combination of the foregoing, at Dura's sole discretion. Dura has no legal obligation to exercise the Purchase Option. Dura owns all of the issued and outstanding Special Common Stock, which confers certain voting and other rights, including the right to elect two directors of the Company.

              SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the Nasdaq National Market. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company or written representations from certain reporting persons that no Forms 5 were required, the Company believes that, during the 1997 fiscal year, its officers, directors and greater than 10% beneficial owners complied with all applicable
Section 16(a) filing requirements, with the exception of Elan International Services, Ltd. which filed late one Form 3 reporting its December 1997 acquisition of more than 10% of the Company's equity securities.


                                     FORM 10-K

     THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO THE ATTENTION OF INVESTOR RELATIONS, SPIROS DEVELOPMENT CORPORATION II, INC., 7475 LUSK BLVD., SAN DIEGO, CALIFORNIA 92121.


                               STOCKHOLDER PROPOSALS

     Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for next year's Annual Meeting of Stockholders is expected to be January 20, 1999 (120 days prior to May 20, 1999). Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC and the Bylaws of the Company.


                                   OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, the persons named as proxies on the enclosed proxy card will vote the shares represented thereby in the interests of the Company in accordance with their best judgment. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

                                        By Order of the Board of Directors


                                        /s/ Mitchell R. Woodbury

Dated:  April 9, 1998                   MITCHELL R. WOODBURY
                                        SECRETARY

                                        PROXY

                       SPIROS DEVELOPMENT CORPORATION II, INC.

                 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Erle T. Mast and Mitchell R. Woodbury, jointly and severally, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all of the shares of Special Common Stock of Spiros Development Corporation II, Inc. standing in the name of the undersigned, as designated below, with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders to be held May 20, 1998, or any postponements or adjournments thereof, and to vote in his or her discretion on such other business as may properly come before the Meeting and any adjournments thereof.

------------------------------------------------------------ Please mark your votes as /X/
                                                             indicated in
------------------------------------------------------------ this example





THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.
                                                       WITHHELD
                                             FOR       FOR ALL
 ITEM 1-ELECTION OF DIRECTORS               /  /        /  /
        Nominees:                                                          UNLESS OTHERWISE SPECIFIED
        Cam L. Garner                                                      BY THE UNDERSIGNED, THIS
        David S. Kabakoff                                                  PROXY WILL BE VOTED FOR
                                                                           PROPOSAL 1 AND WILL BE
                                                                           VOTED BY THE PROXYHOLDER
                                                                           AT HIS DISCRETION AS TO
                                                                           ANY OTHER MATTERS   PROPERLY
                                                                           TRANSACTED AT THE MEETING
                                                                           OR ANY ADJOURNMENTS
                                                                           THEREOF.  TO VOTE IN
                                                                           ACCORDANCE WITH THE BOARD
                                                                           OF DIRECTORS' RECOMMENDA-
WITHHELD FOR:  (write that nominee's name in the space                     TIONS, JUST SIGN BELOW, NO
provided below).                                                           BOXES NEED TO BE CHECKED.

------------------------------------------

---------------------------------------------------------------------------
     Dura Pharmaceuticals, Inc.
     7475 Lusk Blvd.                                          1,000 shares
     San Diego, CA  92121                             Special Common Stock


---------------------------------------------------------------------------




                                                  DURA PHARMACEUTICALS, INC.

Dated:                                            By:
      --------------------                           --------------------------
                                                       Mitchell R. Woodbury
                                                       Senior Vice President,
                                                       General Counsel & Secretary



                                     PROXY

                   SPIROS DEVELOPMENT CORPORATION II, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Erle T. Mast and Mitchell R. Woodbury, jointly and severally, as proxies, with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all of the shares of Callable Common Stock of Spiros Development Corporation II, Inc. standing in the name of the undersigned, as designated on the other side, with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders to be held May 20, 1998, or any postponements or adjournments thereof, and to vote in his or her discretion on such other business as may properly come before the Meeting and any adjournments thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

------------------------------------------------------------------------------

                          - FOLD AND DETACH HERE -

                                  [LOGO]

Please mark your votes as indicated in this example /X/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

ITEM 1 - ELECTION OF DIRECTORS
         Nominees:
         Sol Lizerbram
         Alain B. Schreiber
         Robert S. Whitehead

FOR / /        WITHHELD FOR ALL / /

WITHHELD FOR: (write that nominee's name in the space provided below).

----------------------------------------------------------------------

ITEM 2 - RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS

FOR / /      AGAINST / /      ABSTAIN / /

UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED BY THE PROXY-HOLDER AT HIS DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR ANY ADJOURNMENTS THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN BELOW, NO BOXES NEED TO BE CHECKED.

Signature _____________________ Signature ________________ Date ______________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                       - FOLD AND DETACH HERE -

                                [LOGO]